EXHIBIT (10)JJ
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
THIRD AMENDMENT TO THE CREDIT CARD PROGRAM AGREEMENT
THIS THIRD AMENDMENT (the “Amendment”) is made effective as of the 1st day of November, 2022 (the “Amendment Effective Date”),
BY AND AMONG:
TARGET CORPORATION,
TARGET ENTERPRISE INC.,
- and -
TD BANK USA, N.A.
WHEREAS Target Corporation, Target Enterprise Inc. (collectively “Company”) and TD Bank USA, N.A. (“Bank”) entered into the Credit Card Program Agreement as of the 22nd day of October, 2012 (as previously amended, the “Agreement”); and
WHEREAS the parties now wish to amend the Agreement as set forth below in accordance with Section 17.6 of the Agreement;
NOW, THEREFORE, in consideration of the terms, conditions and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Bank agree as follows:
ARTICLE 1    Amendments to Agreement
1.Section 1.1 shall be amended by inserting the following:
““[***]” means [***].”
2.Section 2.8(a) shall be deleted in its entirety and replaced with the following:
“As of and following the Closing Date, Bank shall be a member of and shall at its sole expense have and retain all applicable licenses and authorities to issue Visa-branded Co-Branded Credit Cards for so long as Visa remains the Network pursuant to this Agreement. Thereafter, as promptly as reasonably practicable following the date, if any, that it is determined pursuant to this Section 2.8 that the Network will be changed to Mastercard, if Bank is not then a member of Mastercard, Bank shall at its sole expense become a member of Mastercard, and thereafter shall at its sole expense (subject to the reimbursement obligation of Company set forth in clause (iii) below), have and retain all applicable

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licenses and authorities to issue Mastercard-branded Co-Branded Credit Cards for so long as Mastercard remains the Network pursuant to this Agreement. [***]. Subject to Section 3.4, Section 3.5 and prior consultation with Bank, Company shall have the right to propose to change the Network in which some or all of the Co-Branded Credit Cards participate; provided, however, that (i) whether or not such change is made shall be determined by mutual agreement or, absent such mutual agreement, pursuant to the provisions of Section 3.4 and Section 3.5; (ii) Company shall only be permitted to select a Network as a Company Matter to the extent Bank is already a member of such Network prior to the time of such selection or is required to become a member of such Network pursuant to this Section 2.8(a); provided, that, in the event such new Network selected by Company is a Network other than Mastercard or Visa, Company acknowledges and agrees that additional time would be required for Bank to accommodate such Network change request by Company; (iii) except as otherwise provided in Section 2.9(c), Company shall reimburse Bank for any ongoing incremental increase in net fees (after giving effect to any discounts on such fees received by Bank) incurred by Bank as a direct result of issuing the Co-Branded Credit Cards through the new Network as compared to the former Network, upon delivery of a certification from the Chief Financial Officer of Bank to Company setting forth the amount of such incremental fees; and (iv) [***] as a Company Matter during the Term, [***]. Any costs of Company or Bank (including reasonable internal direct costs (including personnel costs)) associated with converting the Co-Branded Accounts pursuant to a Network change undertaken as a Company Matter shall be the sole responsibility of Company. At Company’s request, Bank shall cooperate to provide estimates of the total amount of the conversion costs [***] that would result from any potential Network change; provided, that, (x) such estimates are not binding on the Parties and (y) the final conversion costs [***] would be dependent upon [***]. For the avoidance of doubt, Bank shall bear its own costs of becoming a member of the Network, of retaining applicable licenses and authorities, of Bank becoming compliant with Network Rules, and of making such changes to Bank’s systems and operations as may be required to issue credit cards and process transactions in the new Network, subject to the reimbursement obligation of Company set forth in clause (iii) above. Notwithstanding the provisions set forth in this Section, the reimbursement obligation of Company pursuant to clause (iii) above shall not apply to [***].”
3.Section 2.8(b) shall be deleted in its entirety and replaced with the following:
“[***].”
4.Section 2.9(c) shall be deleted in its entirety and replaced with the following:
“[***].”
5.Section 14.1 shall be deleted in its entirety and replaced with the following:
“This Agreement shall continue in full force and effect from the Effective Date until April 30, 2030 (the “Initial Term”) unless earlier terminated as provided herein. The

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Agreement shall renew automatically without further action of the parties for successive two (2) year terms (each a “Renewal Term”) unless either party provides written notice of non-renewal at least twelve (12) months prior to the expiration of the Initial Term or current Renewal Term, as the case may be.”
6.Section 15.2(i) shall be deleted in its entirety and replaced with the following:
“The Parties agree that upon delivery of the Purchase Notice by Company or its Nominated Purchaser, Bank will cooperate as commercially reasonable and appropriate (consistent with its then-existing responsibilities with respect to the Program) to support a transition to Company or a Nominated Purchaser on the Program Purchase Date. For the avoidance of doubt, no system conversion or transition of servicing will be effectuated prior to the Program Purchase Date. Bank shall not charge, and Company shall have no obligation to pay, any deconversion costs related to the purchase of the portfolio by Company or a Nominated Purchaser.”
7.Schedule 6.4 to the Agreement shall be amended as follows:
Section 5, paragraph k, shall be deleted in its entirety and replaced with the following:
“[***].”
ARTICLE 2    Miscellaneous
1.As of the Amendment Effective Date, Company shall no longer reimburse Bank pursuant to clause (iii) of Section 2.8(a) for any ongoing incremental increase in net fees incurred by Bank as a result of [***].
2.Schedule 8.1 to the Agreement shall be deleted in its entirety and replaced with the amended Schedule 8.1 attached to this Amendment.
3.All provisions of the Agreement which are not modified by this Amendment shall remain in full force and effect as set forth in the Agreement. In the event of any inconsistencies between the terms of the Agreement and this Amendment, the provisions of this Amendment shall prevail.
4.This Amendment shall be deemed as an integral part of the Agreement.
5.Sections 17.3 (Assignment), 17.6 (Amendment), 17.7 (Non-Waiver), 17.8 (Severability), 17.9 (Governing Law), 17.11 (Notices), 17.12 (Further Assurances), 17.13 (No Joint Venture), 17.14 (Press Releases), 17.16 (Third Parties), 17.19 (Binding Effect; Effectiveness) and 17.20 (Counterparts/Facsimiles/PDF E-Mails) of the Agreement shall apply, mutatis mutandis, to this Amendment as if they were fully set out herein (except for references therein to “this Agreement” shall be construed and interpreted as “this Amendment”).
[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, each of the parties has caused this Amendment to be duly executed as of the date first above written.
TARGET CORPORATION
By:/s/ Michael J. Fiddelke
Michael Fiddelke
Executive Vice President and Chief Financial Officer

TARGET ENTERPRISE, INC.
By:/s/ Gemma Kubat
Gemma Kubat
SVP and President FRS

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE CREDIT CARD PROGRAM AGREEMENT

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IN WITNESS WHEREOF, each of the parties has caused this Amendment to be duly executed as of the date first above written.
TD BANK USA, N.A.
By:/s/ David Swift
    Name:     David Swift
    Title:     Head of Partnership Programs

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE CREDIT CARD PROGRAM AGREEMENT

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SCHEDULE 8.1
(Amended November 1, 2022)

Compensation Terms

[***]